                                         LifePath(R) Funds

                                LifePath 2000(R)

                                LifePath 2010(R)

                                LifePath 2020(R)

                                LifePath 2030(R)

                                LifePath 2040(R)



Prospectus
June 28, 1996
as supplemented on
October 31, 1996



                                MasterWorks(R) Funds

   MasterWorks Funds Inc. (formerly Stagecoach Inc.) (the "Company") is an open-end, management investment company. This Prospectus contains information about five of the Company's funds -- the LIFEPATH FUNDS (collectively, the "Funds" or the "LifePath Funds").
   EACH FUND INVESTS ALL OF ITS ASSETS IN A SEPARATE PORTFOLIO (EACH, A "MASTER PORTFOLIO") OF MASTER INVESTMENT PORTFOLIO ("MIP"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, RATHER THAN IN A PORTFOLIO OF SECURITIES AND, AS SUCH, MAY BE CONSIDERED A FEEDER FUND IN A MASTER/FEEDER STRUCTURE. EACH MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND BEARING THE CORRESPONDING NAME. THEREFORE, EACH FUND'S INVESTMENT EXPERIENCE CORRESPONDS DIRECTLY WITH THE RELEVANT MASTER PORTFOLIO'S INVESTMENT EXPERIENCE.
   Please read this Prospectus before investing and retain it for future reference. It sets forth concisely the information about the Funds and the Master Portfolios that an investor should know before investing. A Statement of Additional Information ("SAI") dated June 28, 1996 describing the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available without charge by calling the Company at 1-800-776-0179 or by writing the Company at the address printed on the back of the Prospectus.
                             ---------------------

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                             MASTERWORKS FUNDS INC.


                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND


HOW THESE FUNDS WORK

The five LifePath Funds represent a family of funds with different strategies for investing toward future goals. The numbers in the Funds' names are target dates; the nearer its target date the more conservatively each Fund invests. Over time, each LifePath Fund generally will reduce its investment in stocks and increase its investment in bonds and money market instruments.


                                   PROSPECTUS

                                 JUNE 28, 1996
                               AS SUPPLEMENTED ON
                                OCTOBER 31, 1996

                      (This page intentionally left blank)

     Each LifePath Fund invests in the corresponding LifePath Master Portfolio, which invests in a wide range of U.S. and foreign equity and debt securities and money market instruments. Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.

     - LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

     - LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

     - LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

     - LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

     - LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

     Shares of each Fund are sold to qualified investors without a sales charge. Investors can invest, reinvest or redeem Fund Shares at any time without charge or penalty imposed by the Fund.

                            ------------------------

BARCLAYS GLOBAL FUND ADVISORS ("BGFA") SERVES AS INVESTMENT ADVISER TO THE
 MASTER PORTFOLIOS. BGFA AND ITS AFFILIATES PROVIDE OTHER SERVICES TO THE
   FUNDS AND MASTER PORTFOLIOS FOR WHICH THEY MAY BE COMPENSATED. STEPHENS
     INC. ("STEPHENS") AND BARCLAYS GLOBAL INVESTORS, N.A. ("BGI") SERVE
      AS CO-ADMINISTRATORS TO THE COMPANY AND STEPHENS SERVES AS
                      DISTRIBUTOR OF EACH FUND'S SHARES.

                               TABLE OF CONTENTS

                                                             PAGE
                                                           --------
Prospectus Summary.......................................         i
Summary of Fund Expenses.................................         1
Financial Highlights.....................................         3
Description of the Funds.................................         6
  Risk Factors...........................................         8
Management of the Funds..................................        22
How to Buy Shares........................................        26
How to Redeem Shares.....................................        30
Exchange Privilege.......................................        33
Share Value..............................................        34
Dividends and Distributions..............................        35
Federal Income Tax Information...........................        35
General Information......................................        37

                                                           APPENDIX

Additional Investment Policies...........................       A-1

                               PROSPECTUS SUMMARY

     The following summary provides investors with basic information about the Funds. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q.   WHO CAN INVEST IN THE FUNDS?

A. Shares of the Funds are offered primarily to a select group of investors. These include:

     - Participants in employee benefit plans ("Benefit Plans"), including retirement plans, that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement between a Benefit Plan and a Shareholder Servicing Agent.

     - Individuals using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent.

     - Foundations, corporations and other business entities that have a servicing arrangement with one of the Company's Shareholder Servicing Agents that permits investments in Fund shares, and persons who invest pursuant to an agreement between such an entity and a Shareholder Servicing Agent.

     - Individuals, other than those described above, who invest at least $1 million in the Fund pursuant to an account arrangement with a Shareholder Servicing Agent.

     See "How To Buy Shares."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in the Funds (and the Master Portfolios) are not bank deposits or obligations of Barclays Global Investors, N.A. ("BGI") and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in the Funds are not insured or guaranteed against loss of principal. Therefore, investors should be prepared to accept some risk with the money invested in the Funds. The portfolio equity securities held by each Master Portfolio are subject to equity-market risk. Equity market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market will experience periods when stock prices rise and periods when stock prices decline. Debt instruments held by a Master Portfolio are subject to interest-rate risk. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of certain debt instruments in which the Master Portfolios may invest. The value of such debt instruments generally changes inversely to changes in market interest rates. The Master Portfolios also may engage in certain futures contract transactions which have other risks associated with them. As with all mutual funds, there can be no assurance that the Funds will achieve their respective investment objectives. See "Risk Factors" and "Appendix -- Additional Investment Policies."

Q.   HOW DO I INVEST IN THE FUNDS?

A. Shares of the Funds can be purchased by establishing an account arrangement with a designated Shareholder Servicing Agent. Shares may be purchased at net asset value on any day the New York Stock Exchange ("NYSE") is open for regular business (a "Business Day").

     To invest in the Funds contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account. See "How to Buy Shares."

Q.   WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolios, manages the investments of each Master Portfolio. The Company has not retained the services of a separate investment adviser for the Funds because each Fund invests all of its assets in the corresponding Master Portfolio. As of March 31, 1996, BGFA and its affiliates provided investment advisory services for over $284 billion of assets. See "Management of the Funds."

Q.   WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other transaction fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares. Shareholder Servicing Agents, in accordance with the terms of their customer account arrangements, may charge additional fees for maintaining customer accounts. See "Management of the Funds."

Q.   HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or "net asset value" of each Fund is based on the net asset value of interests in the corresponding Master Portfolio. The net asset value of interests in a Master Portfolio is based on the total value of the portfolio securities owned by the Master Portfolio (plus cash and other assets net of liabilities) and the number of outstanding interests in the Master Portfolio. A new net asset value for each Fund and Master Portfolio is calculated on each Business Day. See "Share Value."

Q.   DO THE FUNDS PAY DIVIDENDS?

A. Each Fund intends to pay quarterly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the investor. See "Dividends and Distributions."

Q.   ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by MasterWorks Funds provided such shares are offered for sale in the investor's state of residence. See "Exchange Privilege."

Q.   HOW DO I REDEEM SHARES?

A. Shares of the Funds may be redeemed at net asset value without the imposition of a sales charge or redemption fee on any Business Day by letter or by telephone (unless you decline telephone privileges). See "How to Redeem Shares." For more information contact Stephens or your Shareholder Servicing Agent.

Q.   WHAT ARE DERIVATIVES AND DO THE FUNDS AND MASTER PORTFOLIOS USE THEM?

A. Some of the permissible investments described throughout this Prospectus are considered "derivative" securities because their values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The futures contracts and options on futures contracts that the Master Portfolios may purchase are considered derivatives. The Master Portfolios may purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Certain of the floating- and variable-rate instruments that the Master Portfolios may purchase can also be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q. WHAT STEPS DO THE FUNDS AND MASTER PORTFOLIOS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?

A. BGFA, as investment adviser to the Master Portfolios, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with both the Master Portfolios' and the Funds' investment objectives, does not expose either the Master Portfolios or the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Trustees and Directors concerning the use of derivatives. Also, cash maintained by the Master Portfolios for short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements. The use of derivatives is also subject to broadly applicable investment policies. For example, the Master Portfolios may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. In addition, the Master Portfolios may not use derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. See "Appendix -- Additional Investment Policies."

                            SUMMARY OF FUND EXPENSES

                                  LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH
                                    2000         2010         2020         2030         2040
                                    FUND         FUND         FUND         FUND         FUND
                                  ---------    ---------    ---------    ---------    ---------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average
    daily net assets):
MIP Management Fees(1).........      .55%         .55%         .55%         .55%         .55%
Co-Administration Fees.........      .40%         .40%         .40%         .40%         .40%
                                     ----         ----         ----         ----         ----
TOTAL FUND OPERATING
  EXPENSES.....................      .95%         .95%         .95%         .95%         .95%

                              EXAMPLE OF EXPENSES

    An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                             LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH
                               2000         2010         2020         2030         2040
                               FUND         FUND         FUND         FUND         FUND
                             --------     --------     --------     --------     --------
     1 YEAR................    $ 10         $ 10         $ 10         $ 10         $ 10
     3 YEARS...............    $ 30         $ 30         $ 30         $ 30         $ 30
     5 YEARS...............    $ 53         $ 53         $ 53         $ 53         $ 53
    10 YEARS...............    $117         $117         $117         $117         $117

---------------

(1) A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)

--------------------------------------------------------------------------------

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

     The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses borne by a Fund and a Master Portfolio. The fee table reflects expenses at both the Fund and Master Portfolio levels. The information in the foregoing tables is based on contract rates expected to be in effect throughout the remainder of the current year.

     With regard to the combined fees and expenses of the Funds and Master Portfolios, the Company's Board of Directors has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly acquired and managed the type of securities held by its corresponding Master Portfolio. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to investors in each of the Funds.

     Other mutual funds may invest in the Master Portfolios. The expenses and, accordingly, the investment returns of such other mutual funds may differ from those of the Funds. Information about other investment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691.

                              FINANCIAL HIGHLIGHTS

     The financial information presented on the following pages is for informational purposes only and should not be considered as a projection of the future performance of the Funds. The Funds have been established to supersede the Institutional Class shares of the LifePath Funds of Stagecoach Trust. Stagecoach Trust is an open-end investment company whose series also invest in the Master Portfolios. The Stagecoach Trust LifePath Institutional Class shares are no longer being offered. The operation of the Funds is substantially similar to the operation of the Stagecoach Trust LifePath Institutional Class shares.

     The information has been derived from the Financial Highlights in the financial statements of the Institutional Class shares of the LifePath Funds of Stagecoach Trust for the fiscal year ended February 29, 1996. The financial statements are incorporated by reference into the SAI for the Funds. The financial statements for the fiscal year ended February 29, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors, whose report on Stagecoach Trust, dated April 12, 1996 is also incorporated by reference into the SAI. The information on the following pages should be read in conjunction with the annual financial statements and notes thereto of the LifePath Funds of Stagecoach Trust for the fiscal year ended February 29, 1996. The SAI has been incorporated by reference into this Prospectus.

                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING

                                                                                        LIFEPATH
                                   LIFEPATH 2000 FUND         LIFEPATH 2010 FUND       2020 FUND
                               --------------------------  -------------------------  ------------
                                YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                               FEBRUARY 29,  FEBRUARY 28,   FEBRUARY    FEBRUARY 28,  FEBRUARY 29,
                                   1996          1995       29, 1996        1995          1996
                               -----------   ------------  ----------   ------------  ------------
    Net Asset Value, beginning
     of period................   $   9.94      $  10.00      $ 10.02      $  10.00      $  10.17
                                 --------      --------      -------      --------      --------
    Income from investment
     operations:
     Net investment income....       0.42          0.35         0.34          0.33          0.29
     Net realized and
       unrealized gain/(loss)
       on investments.........       0.86         (0.12)        1.60          0.01          2.03
                                 --------      --------      -------      --------      --------
    Total from investment
     operations...............       1.28          0.23         1.94          0.34          2.32
    Less distributions:
     Dividends from net
       investment income......      (0.42)        (0.28)       (0.35)        (0.27)        (0.30)
     Distributions from net
       realized capital
       gains..................      (0.13)        (0.01)       (0.14)        (0.05)        (0.21)
                                 --------      --------      -------      --------      --------
    Total Distributions.......      (0.55)        (0.29)       (0.49)        (0.32)        (0.51)
                                 --------      --------      -------      --------      --------
    Net Asset Value, end of
     period...................   $  10.67      $   9.94      $ 11.47      $  10.02      $  11.98
                                 ========      ========      =======      ========      ========
    Total Return (not
     annualized)..............      13.19%         2.38%       19.69%         3.53%        23.18%
    Ratios/Supplemental Data:
     Net assets, end of period
       (000)..................   $ 17,262      $  7,499      $34,458      $ 13,028      $ 40,570
     Number of shares
       outstanding, end of
       period (000)...........      1,618           754        3,004         1,300         3,385
    Ratios to average net
     assets (annualized)(1):
     Ratio of expenses to
       average net assets.....       0.95%         0.95%        0.95%         0.95%         0.95%
     Ratio of net investment
       income to average net
       assets.................       4.23%         4.89%        3.27%         4.61%         2.68%
    Portfolio Turnover(2).....         84%           17%          39%           24%           49%

                                                                     (Continued)

                                 LIFEPATH
                                2020 FUND        LIFEPATH 2030 FUND          LIFEPATH 2040 FUND
                               ------------  --------------------------  --------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                               FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,
                                   1995          1996          1995          1996          1995
                               ------------  ------------  ------------  -----------   ------------
    Net Asset Value, beginning
     of period................   $  10.00      $  10.18       $10.00       $  10.37       $10.00
                                 --------      --------       ------       --------       ------
    Income from investment
     operations:
     Net investment income....       0.30          0.23         0.29           0.17         0.20
     Net realized and
       unrealized gain/(loss)
       on investments.........       0.12          2.47         0.14           2.84         0.34
                                 --------      --------       ------       --------       ------
    Total from investment
     operations...............       0.42          2.70         0.43           3.01         0.54
    Less distributions:
     Dividends from net
       investment income......      (0.25)        (0.24)       (0.25)         (0.18)       (0.17)
     Distributions from net
       realized capital
       gains..................       0.00         (0.27)        0.00          (0.34)        0.00
                                 --------      --------       ------       --------       ------
    Total Distributions.......      (0.25)        (0.51)       (0.25)         (0.52)       (0.17)
                                 --------      --------       ------       --------       ------
    Net Asset Value, end of
     period...................   $  10.17      $  12.37       $10.18       $  12.86       $10.37
                                 ========      ========       ======       ========       ======
    Total Return (not
     annualized)..............       4.39%        26.88%        4.42%         29.32%        5.55%
    Ratios/Supplemental Data:
     Net assets, end of period
       (000)..................   $ 16,618      $ 25,447       $9,682       $ 33,386       $9,976
     Number of shares
       outstanding, end of
       period (000)...........      1,634         2,058          951          2,596          962
    Ratios to average net
     assets (annualized)(1):
     Ratio of expenses to
       average net assets.....       0.95%         0.95%        0.95%          0.95%        0.95%
     Ratio of net investment
       income to average net
       assets.................       3.88%         2.15%        3.59%          1.53%        2.61%
    Portfolio Turnover(2).....         28%           39%          40%            29%           5%

---------------

(1) These ratios include income and expenses charged to the Master Portfolio.

(2) The portfolio turnover rate reflects activity by the Master Portfolio. For the fiscal year ended February 28, 1995, this information was audited by other auditors.

                            DESCRIPTION OF THE FUNDS

GENERAL

     The Company is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Each LifePath Fund is comprised of one class of shares. By this Prospectus, five of the Company's portfolios are being offered -- the LifePath 2000 Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, each of which is diversified. The Company currently offers seven other portfolios and may, from time to time, establish other portfolios. See "General Information."

MASTER/FEEDER STRUCTURE

     Each Fund is a feeder fund in a master/feeder structure, which means it invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as such Fund. See "Investment Objectives" and "Management Policies" below. MIP is organized as a trust under the laws of the State of Delaware. See "Management of the Funds." In addition to selling its interests to a Fund, each Master Portfolio may sell its interests to certain other mutual funds or other qualified investors. Information regarding additional options, if any, for investment in interests of the Master Portfolio is available from Stephens and may be obtained by calling 1-800-643-9691. The expenses and, correspondingly, the returns of other investment options in MIP are expected to differ from those of the Funds.

     The Company's Board of Directors believes that, if other investors invest their assets in a Master Portfolio of MIP, certain economic efficiencies may be realized with respect to such Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. Each Fund investing in a Master Portfolio is liable for its proportionate share of the obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that the Funds and their shareholders will not be adversely affected by reason of investing the Funds' assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Company's Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur. See "Management of the Funds" for a description of the Funds' and Master Portfolios' management and expenses.

     Each Master Portfolio's investment objective and other fundamental policies, which are the same as those of the Fund bearing the corresponding name, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters and such Fund will cast its votes in proportion to the votes received from Fund shareholders. A Fund will vote Master Portfolio interests for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio which are non-fundamental could be changed by vote of a majority of MIP's Trustees without a vote of interestholders. If a Master Portfolio's investment objective or policies are changed, the Fund investing in that Master Portfolio could subsequently change its objective or policies to correspond to those of the Master Portfolio or the Fund could redeem its Master Portfolio interests and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in that Fund. Each Fund's investment objective and other fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of that Fund's outstanding voting shares. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of that Fund or Master Portfolio, to the extent possible.

     Information on the Funds' and Master Portfolios' investment objectives, policies and restrictions is included under "The Funds -- Investment Objectives and Policies" and "Appendix -- Additional Investment Policies" in this Prospectus and "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI. Additional Information regarding officers and directors/trustees is included in the Fund's SAI under "Management."

RISK FACTORS

     The net asset value and investment return of each LifePath Fund and LifePath Master Portfolio are expected to fluctuate and are neither insured nor guaranteed. To the extent that each LifePath Master Portfolio holds both equity and fixed-income securities, it is subject to equity-market risk, as well as credit- and interest-rate risks. Equity-market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods of time. Credit risk is the risk that the issuer of a debt instrument is unable, due to financial constraints, to make timely payments on its outstanding obligations. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which a Master Portfolio invests and hence the value of an investment in the Master Portfolio. The value of debt instruments held by a Master Portfolio generally changes inversely to changes in market interest rates. Investments in foreign securities can expose the Master Portfolio to currency exchange risks and other potentially adverse consequences associated with investing in securities markets that are not as developed or efficient as those in the United States. Certain investment techniques that may be used by the LifePath Master Portfolios, such as investing in stock index options, futures contracts and interest-rate swaps, present special risk considerations. See "Appendix -- Investment Techniques." As with all mutual funds, there can be no assurance that each Fund or Master Portfolio will achieve its investment objective. This summary of risk factors is qualified by reference to more detailed descriptions of the risks associated with an investment in the Funds, as set forth under "Risk Considerations" below.

INVESTMENT OBJECTIVES

     Each LifePath Fund seeks to provide long-term investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. Specifically:

     - LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

     - LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

     - LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

     -LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

     - LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

     The differences in objectives and policies among the Master Portfolios determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio and, therefore, the corresponding Fund, is subject and the performance of each Master Portfolio and Fund.

ABOUT THE FUNDS

     Each Fund invests all of its assets in the Master Portfolio bearing the corresponding name, which has the same investment objective as such Fund. A Fund may withdraw its investment in the relevant Master Portfolio at any time, provided that the Company's Board of Directors determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Company's Board of Directors would consider what action should be taken, including investing all such Fund's assets in another pooled investment entity having the same investment objective as the Fund, or retaining an investment adviser to manage such Fund's assets in accordance with the policies described below.

     Since the investment characteristics of each Fund correspond directly with those of the Master Portfolio bearing the corresponding name, the following is a discussion of the management policies used by each Master Portfolio.

     The LifePath Master Portfolios are a diversified series of asset allocation funds designed for long-term investors. The LifePath Master Portfolios follow an asset allocation strategy among three broad investment classes: equity and debt securities of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Master Portfolio differs in the weighting assigned to each investment class and, since the later-dated Master Portfolios tend to invest a greater portion of their assets in equity securities, the later-dated Master Portfolios generally bear more risk than the earlier-dated Master Portfolios. The later-dated Master Portfolios generally have an expectation of greater total return.

Thus, the investment class weightings of the LifePath 2040 Master Portfolio initially might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Master Portfolio initially might be 25%, 50% and 25%, respectively. Over the years, each LifePath Master Portfolio is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age. The difference in such investment class weightings is based on the statistically determined risk that such investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes.

     Investors are encouraged to invest in a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their accounts. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making their investment decisions, investors could consider evaluating their own risk profiles, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk.

     To manage the LifePath Master Portfolio, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics, to recommend the portfolio allocation among the investment classes described below. At its simplest, for each point in time, the Model recommends a portfolio allocation designed to maximize total return for each LifePath Master Portfolio based on each such LifePath Master Portfolio's evolving risk profile. As a result, while each LifePath Master Portfolio invests in substantially the same securities within an investment class, the amount of each LifePath Master Portfolio's aggregate assets invested in a particular investment class, and thus in particular securities, differs, but the relative percentage that a particular security comprises within an investment class ordinarily remains substantially the same. As of June 1, 1996 asset allocations in the LifePath Master Portfolios were approximately as follows:

                     LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                       2000        2010        2020        2030        2040
                      MASTER      MASTER      MASTER      MASTER      MASTER
                     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                     ---------   ---------   ---------   ---------   ---------
Equity
  Securities ......
  Domestic ........     17%         39%         53%         63%         75%
  International ...      5%         11%         15%         19%         20%
Debt Securities ...     77%         49%         31%         17%          4%
Cash ..............      1%          1%          1%          1%          1%

     The relative weightings for each LifePath Master Portfolio of the various investment classes are expected to change over time, with the LifePath 2040 Master Portfolio adopting in the 2030s characteristics similar to the LifePath 2000 Master Portfolio today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

     LifePath Master Portfolios. The LifePath Model contains both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Model evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Master Portfolio as time passes. The tactical component of the Model, on the other hand, addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Master Portfolio without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.

     Through the strategic and tactical components, the asset allocation strategy contemplates shifts, which may be frequent, among a wide range of U.S. and foreign investments and market sectors. Each LifePath Master Portfolio may invest up to approximately 20% of the value of its total assets in foreign securities that are not publicly traded in the United States. Rather than choosing specific securities, the Model selects indices representing segments of the global equity and debt markets and invests to create market exposure to these market segments by purchasing represen-tative samples of securities comprising the indices in an attempt to replicate their performance. From time to time, other indices may be selected in addition to, or as a substitute for, any of the indices listed herein and market exposure may be broadened. Investors will be notified of any such change. Although the LifePath Funds are not true "index" funds, they may be considered "index-allocation funds."

     The Model has broad latitude to select the class of investments and the particular securities within a class in which each LifePath Master Portfolio invests. The LifePath Master Portfolios are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Master Portfolio attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Master Portfolio approaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each LifePath Master Portfolio is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Master Portfolio's investment performance.

     BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Master Portfolio and corresponding LifePath Fund. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Master Portfolio is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Master Portfolio or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.

     Each LifePath Master Portfolio may invest in up to 17 asset classes, including 10 stock classes, 6 bond classes and a money market class. Each

LifePath Master Portfolio invests in the classes of investments described below.

          EQUITY SECURITIES -- The LifePath Master Portfolios seek U.S. equity market exposure through the following indices of common stocks:

     - The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

     - The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

     - The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

     - The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

     - The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

     - The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

     - The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

          The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).

          The LifePath Master Portfolios seek foreign equity market exposure through the following indices of foreign equity securities:

     - The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

     - The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).

          In addition, each LifePath Master Portfolio may invest in other common stocks, preferred stocks and convertible securities, including those in the form of American, European and Continental Depositary Receipts, as well as warrants to purchase such securities, and investment company securities. See "Appendix--Portfolio Securities."

          DEBT SECURITIES -- The LifePath Master Portfolios seek U.S. debt market exposure through the following indices of U.S. debt securities:

     - The Lehman Brothers Long-Term Government Bond Index (con-sisting of all U.S. Government bonds with maturities of at least ten years).

     - The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

     - The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

     - The Lehman Brothers Intermediate-Term Corporate Bond Index
       (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

     - The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

     The LifePath Master Portfolios seek foreign debt market exposure through the following index of foreign debt securities:

     - The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

     Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Portfolio invests must be rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by the Adviser in accordance with procedures approved by MIP's Board of Trustees. See "Risk Considerations--Fixed-Income Securities" below, and "Appendix" in the Statement of Additional Information.

     MONEY MARKET INSTRUMENTS -- The money market instrument portion of the portfolio of each Master Portfolio generally is invested in high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Master Portfolio may invest.

     INVESTMENT TECHNIQUES -- Each LifePath Master Portfolio also may lend its portfolio securities and enter into transactions in certain derivatives, each of which involves risk.

     Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The futures contracts and options on futures contracts that each Master Portfolio may purchase are considered derivatives. Each Master Portfolio may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

     BGFA uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Master Portfolio's investment objective, does not expose a Master Portfolio or, indirectly, a corresponding Fund to undue risks and is closely monitored. BGFA provides periodic reports to the Board of Trustees or Board of Directors, as the case may be, concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, in no case may a Master Portfolio invest more than 15% of the current value of its assets in "illiquid securities," including derivatives without active secondary markets, nor may a Master Portfolio use derivatives to create leverage without establishing adequate "cover" in compliance with Securities and Exchange Commission leverage rules. For more information, see "Risk Considerations" below, and "Appendix -- Investment Techniques."

CERTAIN FUNDAMENTAL POLICIES

     Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and
(iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each Fund, however, may invest all of its assets in another registered investment company without violation of these fundamental policies on diversification. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

     Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. Although each LifePath Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such LifePath Fund and LifePath Master Portfolio will comply with the lower limit. Each LifePath Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

RISK CONSIDERATIONS

     GENERAL -- Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with an investment in the Master Portfolio.

     The net asset value per share of each LifePath Fund is not fixed and should be expected to fluctuate.

     INVESTMENT TECHNIQUES -- Each LifePath Master Portfolio may engage in various investment techniques the use of which involves greater risk than that incurred by other funds with similar investment objectives. See
"Appendix -- Investment Techniques." Using these techniques may affect the degree to which a LifePath Master Portfolio's net asset value fluctuates.

     EQUITY SECURITIES -- Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a LifePath Master Portfolio's portfolio securities result in changes in the value of such LifePath Master Portfolio's shares and thus the LifePath Master Portfolio's performance.

     The securities of the smaller companies in which each LifePath Master Portfolio may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of changes in earnings and prospects.

     FIXED-INCOME SECURITIES -- Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the security until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the security. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner. See "Appendix -- Portfolio Securities -- Ratings" and "Appendix" in the Statement of Additional Information.

     FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States, and, at times, price volatility can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. See
"Appendix -- Portfolio Securities -- Bank Obligations."

     Because evidences of ownership of such securities usually are held outside the United States, each Master Portfolio will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

     Since the LifePath Master Portfolios may purchase foreign securities in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs generally are incurred when a LifePath Master Portfolio changes investments from one country to another.

     Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Master Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Master Portfolio reduce the net income available to its corresponding Fund for distribution to the Fund's shareholders.

     FOREIGN CURRENCY EXCHANGE -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Master Portfolios intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Master Portfolios seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates.

     Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract could deprive a LifePath Master Portfolio of unrealized profits or force such Master Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

     Foreign Futures Transactions -- Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Master Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Master Portfolio to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

     Other Investment Considerations -- Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Master Portfolio or the price paid or received by such LifePath Master Portfolio.

     Under normal market conditions, the portfolio turnover rate for each LifePath Master Portfolio is not expected to exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of a LifePath Master Portfolio's securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Portfolio turnover will not be a limiting factor in making investment decisions.

PERFORMANCE

     For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula which assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a LifePath Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

     Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

     Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     Additional information about the performance of each Fund is contained in the Semi-Annual Report for the Funds. The Semi-Annual Reports may be obtained by calling the Company at 1-800-776-0179.

                            MANAGEMENT OF THE FUNDS

     GENERAL -- The Company has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Master Portfolio Investment Adviser" below). Each LifePath Fund bears a pro rata portion of the fees paid by the corresponding Master Portfolio.

     BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. The Company's Directors are also MIP's Trustees. The Company's Directors also serve as the Trustees of Stagecoach Trust, another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Company's Board, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Directors of the Company and the Officers and Trustees of MIP is included in the SAI under "Management."

     MASTER PORTFOLIO INVESTMENT ADVISER -- BGFA serves as investment adviser to each of the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Master Portfolios of MIP. Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the overall authority of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Portfolio. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), the former sub-adviser to each Master Portfolio, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of March 31, 1996, BGFA and its affiliates provided investment advisory services for over $284 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning January 1, 1996 and ended February 29, 1996, MIP, on behalf of each Master Portfolio, actually paid BGFA an amount equal to 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services.

     Prior to January 1, 1996, Wells Fargo Bank N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company located at

420 Montgomery Street, San Francisco, California 94105, served as each Master Portfolio's investment adviser. Pursuant to an Investment Advisory Agreement with MIP, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Portfolio. Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning March 1, 1995 and ended December 31, 1995, MIP, on behalf of each Master Portfolio, actually paid an amount equal to 0.55% of each such Master Portfolio's average daily net assets to Wells Fargo Bank for advisory services.

     Prior to January 1, 1996, Wells Fargo Bank engaged WFNIA, located at 45 Fremont Street, San Francisco, California 94105, to provide investment sub-advisory services to each Master Portfolio. WFNIA was a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provided investment advisory assistance and the day-to-day management of each Master Portfolio's assets. WFNIA was entitled to receive from Wells Fargo Bank a monthly fee at the annual rate of 0.40% of each LifePath Master Portfolio's average daily net assets for its sub-advisory services. For the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank actually paid WFNIA an amount equal to 0.40% of the average daily net assets of each LifePath Master Portfolio. The LifePath Master Portfolios no longer retain a sub-investment adviser.

     BGFA and its affiliates deal, trade and invest for their own accounts in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

     Morrison & Foerster LLP, counsel to the Company and MIP and special counsel to BGFA, has advised the Company, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts, other agreements and this prospectus without violation of the Glass-Stegall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations of, or decisions related to, present federal or state statutes, including the Glass-Stegall Act, and relating to the permissible activities of banks and their subsidiaries and affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

     CO-ADMINISTRATORS -- BGI and Stephens each serve as Co-Administrators to the Funds. Subject to the overall authority of the Company's Board of Directors, BGI and Stephens have agreed jointly to supervise the general administrative operations of the Funds and to provide specific administrative services including, among other things: coordination of other services provided to the Funds, compilation of information for reports to the Securities and Exchange Commission and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Board of Directors and officers. BGI and Stephens are entitled to receive for these administrative services a combined fee (expressed as a percentage of average daily net assets) of 0.40% from each Fund. This fee is an "all-inclusive" or "semi-unified" fee, and BGI and Stephens, in consideration thereof, have agreed generally to bear all of the Funds' ordinary operating expenses, including payments to the Funds' transfer agent and shareholder servicing agents. BGI and Stephens may delegate certain of their administrative duties to sub-administrators, and BGI has delegated certain of its duties to Investors Bank & Trust Company ("IBT"). IBT is compensated by BGI for its services.

     DISTRIBUTOR -- Stephens also serves as the Company's principal underwriter within the meaning of the 1940 Act and as distributor of each Fund's shares pursuant to a Distribution Agreement with the Company. The Distribution Agreement provides that Stephens acts as agent for the Company for the sale of Fund shares and may enter into Selling Agreements with Selling Agents that wish to make available shares of the Funds to their respective customers.

     Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

     Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

     CUSTODIAN AND TRANSFER AGENT -- IBT serves as custodian to each Fund and its corresponding Master Portfolio. IBT is not entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from BGI for its services as sub-administrator of the Funds. Prior to October 21, 1996, BGI (formerly, Wells Fargo Investment Trust Company, N.A.) served as Custodian to each Fund and Master Portfolio. BGI was not entitled to receive compensation for its custodial services.

     Wells Fargo Bank serves as the Company's and MIP's transfer and dividend disbursing agent (the "Transfer Agent"). Wells Fargo Bank provides transfer agency services to the Funds at 525 Market Street, San Francisco, California 94105. BGI and Stephens, as Co-Administrators, are responsible for compensating Wells Fargo Bank for its transfer and dividend disbursing agency services. MIP pays no additional fee for transfer and dividend disbursing agency services.

     SHAREHOLDER SERVICING PLAN -- The Company has adopted a Shareholder Servicing Plan pursuant to which it may enter into Shareholder Servicing Agreements with certain financial institutions (including BGI and its affiliates), securities dealers and other industry professionals (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds, providing reports and other information, and providing services related to the maintenance of shareholder accounts. BGI and Stephens, as Co-Administrators, have agreed to pay all compensation owed to shareholder servicing agents for their services to the Funds.

     A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

     MIP 12B-1 PLAN -- MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

     EXPENSES -- Under the Co-Administration Agreement, BGI and Stephens have agreed to assume all of the ordinary operating expenses of each LifePath Fund and a pro rata share of the operating expenses of each LifePath Master Portfolio. BGI and Stephens will not be responsible for, among other things, advisory fees and expenses specifically assumed by the adviser, costs related to securities transactions, taxes and extraordinary expenses.

                               HOW TO BUY SHARES

     WHO MAY INVEST -- Only the following types of investors are eligible to invest in the Funds:

     - Participants in Benefit Plans ("Plan Participants"), including retirement plans, that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in the Funds, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Shareholder Servicing Agent.

     - Individuals using proceeds which are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent.

     - Foundations, corporations and other business entities that have a servicing arrangement with one of the Company's Shareholder Servicing Agents that permits investments in the Funds and persons who invest pursuant to an agreement between such an entity and a Shareholder Servicing Agent.

     - Individuals, other than those described above, who invest at least $1 million in a Fund pursuant to an account arrangement with a Shareholder Servicing Agent ("Qualified Buyers").

     Eligible Investors may purchase Fund shares in one of the several ways described below. For more information or additional forms, call 1-800-776-0179. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

     In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Qualified Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in a Fund's shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued. Shareholder Servicing Agents may establish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Fund.

GENERAL

     Shares of each Fund may be purchased on any day the New York Stock Exchange ("NYSE") is open for business (a "Business Day") at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE are executed on the same day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of the investor's purchase order to the Transfer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Transfer Agent on the same day.

     Federal regulations require that an investor provide a valid taxpayer identification number ("TIN"), which is usually the investor's social security number or employer identification number, upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a social security number or a certified TIN to the Company could subject the investor to penalties imposed by the IRS.

BENEFIT PLANS

     Shares of each Fund are offered to Benefit Plans that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in the Funds. Benefit Plans include 401(k) plans and other plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

     Fund investments by participants in 401(k) plans are typically made by payroll deductions arranged between participants and their employers. Participants in the MasterWorks program are included in this group. Participants also may make direct contributions to their accounts in special circumstances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits department for more information about contribution methods.

     Plan Participants who have established an account with a Shareholder Servicing Agent may purchase Fund shares in accordance with their account arrangements with such Shareholder Servicing Agent. The Share-holder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Funds.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

     An investor may be entitled to invest in a Fund's shares through a tax-deferred retirement plan. In addition to offering investments through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Investors should contact a Shareholder Servicing Agent for materials describing available plans and their benefits, provisions and fees.

     Application materials for opening an IRA rollover, Keogh plan or other individual retirement plan can be obtained from a Shareholder Servicing Agent. Completed retirement plan applications should be returned to the investor's Shareholder Servicing Agent for approval and processing. If an investor's retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened.

PURCHASES BY QUALIFIED BUYERS AND ELIGIBLE INDIVIDUAL AND
CORPORATE INVESTORS

     Qualified Buyers and eligible individual or corporate investors may open a Fund account through a Shareholder Servicing Agent with whom they have an existing account arrangement. An Account Application must be completed to open a Fund account. Account Applications may be obtained by contacting a Shareholder Servicing Agent or by calling 1-800-776-0179. Shareholder Servicing Agents may transmit purchase orders to the Transfer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

     Qualified Buyers and eligible individual or corporate investors may purchase Fund shares by wire by instructing the wiring bank to transmit the specified amount in federal funds to:

       Wells Fargo Bank, N.A.
       San Francisco, California
       Bank Routing Number: 121000248
       Wire Purchase Account Number: 4068-000587
       Attention: MasterWorks Funds Inc. (Name of Fund)
       Account Name(s): (name(s) in which to be registered)
       Account Number: (if investing into an existing account)

     Share purchases are effected at the net asset value next determined after the Account Application is received and accepted. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders to the Transfer Agent.

Additional Purchases

     A Qualified Buyer or other eligible individual or corporate investor may make additional purchases by contacting their Shareholder Servicing Agent or by instructing the Fund's Transfer Agent to debit an Approved Bank Account by wire by using the procedures described under "Initial Purchases by Wire" above.

                              HOW TO REDEEM SHARES

GENERAL

     Investors may redeem all or a portion of their shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined net asset value of shares of the relevant Fund calculated after the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the relevant Fund's net asset value of shares at the time of purchase and redemption. The redemption of Fund shares is ordinarily treated as a sale or exchange for federal income tax purposes and, therefore, a redeeming shareholder may recognize a taxable gain or loss.

     The Company remits redemption proceeds from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the relevant Master Portfolio fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption proceeds may be made in portfolio securities, subject to regulation by some state securities commissions.

     Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person represent-ing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a LifePath Fund's net asset value may fluctuate.

     Redemption orders that are received by the Transfer Agent before the close of trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Fund on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Transfer Agent on the same day.

     Unless the investor has made other arrangements with the Shareholder Servicing Agent and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Shareholder Servicing Agent.

BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL
RETIREMENT PLANS

     Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established withdrawal procedures that are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. Investors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS AND ELIGIBLE INDIVIDUAL AND
CORPORATE INVESTORS

  Redemptions by Mail

     1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applicable).

     2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

     Unless other instructions are given in proper form, a check for the redemption proceeds is sent to the investor's address of record.

  Expedited Redemptions by Letter and Telephone

     An individual or corporate investor may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Telephone redemption or exchange privileges are made available to an investor automatically upon the opening of an account unless the investor declines the privilege. The investor also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the investor's receipt of redemption proceeds and the Fund's receipt of the investor's redemption request would be expedited.

     Investors may request expedited redemption by telephone by calling the Transfer Agent at 1-800-776-0179.

     Investors may request expedited redemption by mailing an expedited redemption request to the Transfer Agent at the mailing address set forth under "How to Buy Shares -- Initial Purchases by Wire."

     Upon request, proceeds of expedited redemptions are wired or credited to the investor's Approved Bank Account designated in the Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an investor's expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an approved bank that the investor has not predesignated in the Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If the individual or corporate investor's expedited redemption request is received by the Transfer Agent on a Business Day, the investor's redemption proceeds are transmitted to the investor's Approved Bank Account on the next Business Day (assuming the investor's investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                               EXCHANGE PRIVILEGE

     The exchange privilege enables an investor to purchase, in exchange for shares of a Fund, shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and review a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling MasterWorks Funds at 1-800-776-0179.

     Shares are exchanged at the next determined net asset value. No fees are currently charged to shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a Fund when management believes that such action would be in the best interests of such Fund's other shareholders, such as when management believes such action would be appropriate to protect the Funds against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

     The exchange of shares of one Fund's for shares of another is treated for federal income tax purposes as a sale of the shares relinquished in the exchange by the shareholder and, therefore, an exchanging shareholder may recognize a taxable gain or loss.

                                  SHARE VALUE

     The value of a share of each Fund is its "net asset value," or NAV. NAV is computed by adding the value of the Fund's portfolio investments (i.e., the value of its investments in the Master Portfolio) plus cash and other assets, deducting liabilities (including the fees payable to the various service providers) and then dividing the result by the number of Fund shares outstanding. Each Fund's NAV is expected to fluctuate daily.

     The Funds are open for business each Business Day, which is a day on which the NYSE is open for trading. Currently, the weekdays on which the NYSE is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund's NAV is calculated each Business Day as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Standard Time).

     Each Fund's investments in the corresponding Master Portfolio is valued at the NAV of the Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, each Master Portfolio's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by the Master Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing the Master Portfolios' investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

     The Funds declare and pay quarterly dividends of substantially all of their net investment income. The Funds distribute any net realized capital gains at least annually. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by a shareholder.

     Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                         FEDERAL INCOME TAX INFORMATION

GENERAL

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Funds will be treated as separate entities for federal income tax purposes and thus the provisions of the Code applicable to regulated investment companies will be applied to the Funds and every other fund separately, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. By complying with the applicable provisions of the Code, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains distributed to its shareholders.

     Each Fund seeks to qualify as a regulated investment company by investing all of its assets in the corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code, and as such, shall not be subject to federal income tax. As a non-publicly traded partnership, any interest, dividends, gains and losses of each Master Portfolio are deemed to be "passed through" to its corresponding Fund in proportion to that Fund's ownership interest in the Master Portfolio. If a Master Portfolio were to accrue but not distribute any interest, dividends or gains, its corresponding Fund would be deemed to have realized and recognized its allocable share of such income, regardless of whether or not such income has been distributed by the Master Portfolio. However, each Master Portfolio seeks to minimize recognition by a Fund and other investors of interest, dividends or gains without a corresponding distribution.

     The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the TIN provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute an additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return.

TAXABLE INVESTORS

     The Funds intend to distribute all of their net investment income and net realized capital gains (if any) each taxable year. Distributions from net investment income (including net short-term capital gains and excluding net tax-exempt income) will be taxable as ordinary income to shareholders who are not currently exempt from federal income taxes. Whether a shareholder takes dividend payments and capital gain distributions in cash or has them automatically reinvested in Fund shares, the shareholder will ordinarily be taxed. Corporate shareholders of the Funds will be eligible for the dividends-received deduction on the dividends paid by the Funds to the extent the Funds' income is derived from certain dividends received from domestic corporations, as long as the corporate shareholder holds the Fund shares upon which the eligible dividend was paid for at least 46 days.

     The Funds, or the Transfer Agent on their behalf, will regularly inform shareholders of the amount and nature of the Funds' dividends and capital gain distributions. Investors should keep all statements they receive to assist in recordkeeping.

BENEFIT PLAN INVESTORS

     As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net investment income and capital gain distributions.

     However, such tax-exempt investors may be subject to tax on certain unrelated taxable income which could arise, for example, when such investors acquire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable Income Rules.

     The foregoing is a brief discussion of certain federal income tax considerations. Further information is contained in the SAI. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Funds.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

     Each Fund is a series of the Company. The Company was organized as a Maryland corporation on October 15, 1992, and currently offers the following series: the Asset Allocation, Bond Index, Growth Stock, Money Market, Short-Intermediate Term, S&P 500 Stock, U.S. Treasury Allocation, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds. All of the Company's existing series, except the Money Market Fund, are feeder funds in master/feeder structures. Each LifePath Fund of the Company offers one class of shares and each share has one vote. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

     The Board of Directors of the Company supervises the Funds' activities and monitors the Funds' contractual arrangements with various service providers. Additional information about the Directors and officers of the Company is included in the Funds' SAI under "Management." A Fund may withdraw its investment in a Master Portfolio only if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Company would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio. Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing or removing Directors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies.

     BGFA has granted the Company a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Company, at BGFA's request, will cease using the "LifePath" name.

VOTING

     All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Funds are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever a Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUNDS

     The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-800-776-0179.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

PORTFOLIO SECURITIES

     To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below.

     U.S. GOVERNMENT OBLIGATIONS -- U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored agencies) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL
ENTITIES -- Each Master Portfolio, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Master Portfolio may invest. Such securities also include debt obligations of supranational entities.

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Master Portfolio's assets invested in securities issued by foreign governments varies depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     BANK OBLIGATIONS -- Each Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Master Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Master Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a LifePath Master Portfolio consists only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by BGFA to be of comparable quality to those rated obligations which may be purchased by such Master Portfolio.

     REPURCHASE AGREEMENTS -- Each Master Portfolio may enter into repurchase agreements wherein the seller of a security to a Master Portfolio agrees to repurchase that security from such Master Portfolio at a mutually agreed-upon time and price. MIP's custodian will have custody of, and will hold in a segregated account, securities acquired by a Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Master Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Master Portfolio enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or their affiliates, or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million, with respect to securities of the type in which such Master Portfolio may invest or government securities regardless of their remaining maturities, and requires that additional securities be deposited with it if the value of the securities purchased should decrease below repurchase price. The Adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Master Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Master Portfolio may be delayed or limited. Each Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     UNREGISTERED NOTES -- Each Master Portfolio may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with such Master Portfolio's goal. No Master Portfolio invests more than 15% of the value of its net assets in Notes and in other illiquid securities.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations will be treated as liquid, provided that an active secondary market exists.

     PARTICIPATION INTERESTS -- Each Master Portfolio may purchase from financial institutions participation interests in securities in which such Master Portfolio may invest. A participation interest gives the Master Portfolio an undivided interest in the security in the proportion that the Master Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Master Portfolio, the participation interest must be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise must be collateralized by U.S. Government obligations, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which such Master Portfolio may invest. Prior to a Master Portfolio's purchase of any such instrument backed by a letter of credit or guarantee of a bank, the Adviser evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the banking industry. For certain participation interests, the Master Portfolio has the right to demand payment, on not more than seven days' notice, for all or any part of the Master Portfolio's participation interest in the security, plus accrued interest. As to these instruments, each Master Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     MORTGAGE-RELATED SECURITIES -- Each LifePath Master Portfolio may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

     GNMA MBSs include GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, GNMA obligations are general obligations of the United States and are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

     AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITORY RECEIPTS -- Each LifePath Master Portfolio's assets may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Master Portfolio may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     CONVERTIBLE SECURITIES -- Each LifePath Master Portfolio may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

     In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     WARRANTS -- Each LifePath Master Portfolio may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

     ILLIQUID SECURITIES -- Each Master Portfolio may invest up to 15% of the value of its total net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. Disposing of illiquid securities generally will involve additional costs and require additional time. However, if a substantial market of qualified institutional investors develops pursuant to Rule 144A under the 1933 Act for certain of these securities held by a Master Portfolio, such Master Portfolio intends to treat such securities as liquid securities in accordance with procedures approved by MIP's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, MIP's Board of Trustees has directed the Adviser to monitor carefully each Master Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional investors cease purchasing such restricted securities pursuant to Rule 144A, a Master Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in such Master Portfolio's portfolio during such period.

     INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total net assets with respect to any one investment company and (iii) 10% of such Master Portfolio's total net assets in the aggregate. Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses.

     RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Master Portfolio relies on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. See "Description of the Funds -- Risk Considerations -- Fixed-Income Securities."

INVESTMENT TECHNIQUES

     STOCK INDEX OPTIONS -- Each LifePath Master Portfolio may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a LifePath Master Portfolio's total assets and the value of options written or purchased may not exceed 10% of the value of a LifePath Master Portfolio's total assets.

     The effectiveness of purchasing or writing stock index options depends upon the extent to which price movements in the LifePath Master Portfolio's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a LifePath Master Portfolio realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

     When a LifePath Master Portfolio writes an option on a stock index, such LifePath Master Portfolio places in a segregated account with MIP's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and maintains the account while the option is open or otherwise covers the transaction.

     FUTURES TRANSACTIONS -- IN GENERAL -- None of the LifePath Master Portfolios will be a commodity pool. To the extent permitted by applicable regulations, each LifePath Master Portfolio is permitted to use futures as a substitute for a comparable market position in the underlying securities.

     A futures contract involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).

     Each LifePath Master Portfolio may trade futures contracts and may purchase and write options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutscher Aktienindex and the Sydney Futures Exchange Limited. See "Description of the Funds -- Risk
Considerations -- Foreign Futures Transactions."

     Each LifePath Master Portfolio's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a LifePath Master Portfolio may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Master Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% liquidation limit. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a LifePath Master Portfolio may be required to segregate cash, U.S. Government obligations or other high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.

     Initially, when purchasing or selling futures contracts a LifePath Master Portfolio is required to deposit with the MIP's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded. Members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the LifePath Master Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the LifePath Master Portfolio may elect to close the position by taking an opposite position, at the then-prevailing price, thereby terminating its existing position in the contract.

     Although each LifePath Master Portfolio may purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant LifePath Master Portfolio to substantial losses. If it is not possible, or the LifePath Master Portfolio determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- Each LifePath Master Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts.

     A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each LifePath Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts -- Each LifePath Master Portfolio may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.

     Each LifePath Master Portfolio also may write options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or concerning the degree of correlation between price movements in the options on interest rate futures and price movements in the LifePath Master Portfolio's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS -- Each LifePath Master Portfolio may enter into interest rate and index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a LifePath Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a LifePath Master Portfolio with another party of cash flows based upon the performance of an index or a portion of an index (usually including dividends or income). In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.

     Each LifePath Master Portfolio usually enters into swaps on a net basis. In so doing, only the net difference of the payment obligations is exchanged between the counterparties. If a LifePath Master Portfolio enters into a swap, it maintains a segregated account in an amount equivalent to the gross value of its payment obligations unless the contract provides otherwise. If the other party to such a transaction defaults on a swap, the Master Portfolio has contractual remedies pursuant to the agreements related to the transaction. In such a case, the LifePath Master Portfolio's risk of loss consists of the net amount of payments that the LifePath Master Portfolio contractually is entitled to receive.

     The use of interest rate and index swaps is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Master Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the LifePath Master Portfolio is contractually entitled to receive. No LifePath Master Portfolio invests more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.

     FOREIGN CURRENCY TRANSACTIONS -- Each LifePath Master Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation between two parties to exchange a specific currency at a set price on a future date, which must be more than two days from the date of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.

     Each LifePath Master Portfolio may combine forward currency exchange contracts with investments in securities denominated in other currencies.

     Each LifePath Master Portfolio also may maintain short positions in forward currency exchange transactions, which would involve the Master Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Master Portfolio contracted to receive in the exchange.

     LENDING PORTFOLIO SECURITIES -- From time to time, each Master Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed one-third of the value of the relevant Master Portfolio's total assets. In connection with such loans, each Master Portfolio receives collateral consisting of cash, U.S. Government obligations or other high-quality debt instruments which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Master Portfolio can increase its income through the investment of such collateral. Each Master Portfolio continues to be entitled to receive payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans are terminable at any time upon specified notice. A Master Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Master Portfolio.

     FORWARD COMMITMENTS -- Each Master Portfolio may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Master Portfolio makes commitments to purchase such securities only with the intention of actually acquiring the securities, but the Master Portfolio may sell these securities before the settlement date if it is deemed advisable. The Master Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

     Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Master Portfolio's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Master Portfolio to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Master Portfolio consisting of cash, U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at MIP's custodian bank. Purchasing securities on a forward commitment basis when a Master Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of such Master Portfolio's total net assets and its net asset value per share.

     BORROWING MONEY -- As a fundamental policy, each Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, each Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to one-third of the value of its total net assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Master Portfolio's total net assets, such Master Portfolio will not make any investments.

                      (This page intentionally left blank)

                   SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR

                                 Stephens Inc.
                             Little Rock, Arkansas


                               INVESTMENT ADVISER

                         Barclays Global Fund Advisors
                           San Francisco, California


                                CO-ADMINISTRATOR

                        Barclays Global Investors, N.A.
                           San Francisco, California


                                   CUSTODIAN

                         Investors Bank & Trust Company
                             Boston, Massachusetts


                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

                             Wells Fargo Bank, N.A.
                           San Francisco, California


                                 LEGAL COUNSEL

                            Morrison & Foerster LLP
                                Washington, D.C.


                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                           San Francisco, California
              For more information about the Funds write or call:



                             MASTERWORKS FUNDS INC.
                  c/o Wells Fargo Bank, N.A. -- Transfer Agent
                               525 Market Street
                        San Francisco, California 94105
                                 1-800-776-0179

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LWLP.Pros 10/96

MASTERWORKS Funds Inc.
c/o Wells Fargo Bank, N.A.
Transfer Agent
420 Montgomery Street
San Francisco, CA 94163

LWLP.Pros 10/96

MASTERWORKS Funds Inc.
c/o Wells Fargo Bank, N.A.                                                                               --------------------
Transfer Agent                                                                                                BULK RATE
420 Montgomery Street                                                                                        U.S. POSTAGE
San Francisco, CA 94163                                                                                          PAID
                                                                                                            DALLAS, TEXAS
                                                                                                           Permit No. 1808
                                                                                                         --------------------

LWLP.Pros 10/96